DISCLAIMER

The accompanying electronic file (the "Distributed Materials") contains modeling information distributed to you by Wachovia Capital Markets LLC ("Wachovia Securities") for the purpose of assisting you in making a preliminary analysis of the referenced securities, and does not constitute an offer to sell, or a solicitation to buy, such securities. The Distributed Materials are intended for the exclusive use of the party to whom Wachovia Securities has directly distributed such materials (the "Recipient"). By accepting the Distributed Materials, Recipient agrees that it will not (a) use the Distributed Materials or any information, tables and other statistical analyses that Recipient may generate on the basis of the Distributed Materials (such generated information, the "Hypothetical Performance Data", and together with the Distributed Materials, the "Information") for any purpose other than to make a preliminary analysis of the referenced securities, or (b) provide any Information to any person other than its legal, tax financial and/or accounting advisors for the purposes of making a preliminary analysis of the referenced securities. Recipient agrees and acknowledges that the Hypothetical Performance Data will be generated by or on behalf of the Recipient, and that neither Wachovia Securities not anyone acting on its behalf has generated or will generate or is in any way responsible for any Hypothetical Performance Data.

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Although a registration statement (including a prospectus) relating to the securities referenced in the Distributed Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the actual securities to be offered has not yet been filed with the Securities and Exchange Commission. Neither the Distributed Materials nor any other materials or communications shall constitute an offer to sell or the solicitation of an offer to buy the referenced securities in any state in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the Information are preliminary and subject to change prior to issuance. Prospective purchasers are referred to the final prospectus supplement relating to the actual securities to be offered that are preliminarily discussed in the Information for final principal amount, designation and terms of any security described in the Information prior to committing to purchase any such security. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Wachovia Securities Structured Products Syndicate Desk at (704) 715-7008.

The Distributed Materials supercede all information relating to the subject securities that have been made available to you previously. In addition, the Information will be superseded in its entirety by any information made available to you after the date hereof (if any), as well as by the final prospectus supplement and prospectus relating to the actual securities preliminarily discussed in the Information.

Please be advised that the securities described in the Information may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of the securities described therein.

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Wachovia Mortgage Loan Trust 2005-WMC1
prepared for Robeco USA
Class A-1
(Aaa/AAA)

--------------------------------------------------------------------------------------------------------------------------
Class A-1                                                         CDRS
(Aaa/AAA)                           10                    20                    40                  60                 80
--------------------------------------------------------------------------------------------------------------------------

DM                                  12                    12                    12                  12                 12
Yield                             4.19                  4.20                  4.21                4.22               4.24
WAL                               0.58                  0.60                  0.65                0.71               0.78
Mod Duration                      0.57                  0.59                  0.64                0.69               0.76
Prcp Window              10/05 - 12/06         10/05 - 12/06         10/05 - 01/07       10/05 - 01/07      10/05 - 01/07
Prcp Months                         15                    15                    16                  16                 16
Prcp Writedown             0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)        0.00 (0.00%)       0.00 (0.00%)
Total Collat Loss        97,363,896.02        164,035,463.02        250,320,387.56      305,446,036.60     346,887,093.99
  (Collat Maturity)            (13.62%)              (22.94%)              (35.01%)            (42.72%)           (48.51%)


Assumptions:
>> 30 CPR
1) Cash Flows run at the Pricing Speed to Maturity
2) Forward LIBOR
3) Triggers rolling
4) 60^% Severity
5) 12 month Liquidation Lag
6) Defaults are in addition to Prepayments
7) Servicer advances 100% of principal and interest until liquidation


Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                                Forward LIBOR

                                [LINE CHART]

                Period         1 mo LIBOR          6 mo LIBOR
                   1             3.78938            4.01000
                   2             3.87705            4.07352
                   3             3.96722            4.12444
                   4             4.06625            4.16357
                   5             4.03482            4.18678
                   6             4.05912            4.21946
                   7             4.14021            4.24485
                   8             4.16613            4.26193
                   9             4.19266            4.27715
                  10             4.21450            4.28769
                  11             4.22332            4.30634
                  12             4.23101            4.31504
                  13             4.25005            4.32132
                  14             4.25682            4.32785
                  15             4.26162            4.33416
                  16             4.32408            4.33955
                  17             4.26978            4.33511
                  18             4.27296            4.34130
                  19             4.28488            4.34707
                  20             4.28928            4.35116
                  21             4.29292            4.35585
                  22             4.29802            4.35897
                  23             4.30109            4.37363
                  24             4.30326            4.37670
                  25             4.30866            4.37998
                  26             4.31099            4.38629
                  27             4.31269            4.39115
                  28             4.37313            4.39758
                  29             4.32210            4.39550
                  30             4.32506            4.40226
                  31             4.33939            4.41010
                  32             4.34387            4.41801
                  33             4.34890            4.42495
                  34             4.35904            4.43173
                  35             4.36376            4.44959
                  36             4.36861            4.45618
                  37             4.38178            4.46252
                  38             4.38605            4.47192
                  39             4.39003            4.48066
                  40             4.45648            4.49079
                  41             4.40471            4.49176
                  42             4.41065            4.50256
                  43             4.43116            4.51437
                  44             4.43864            4.52278
                  45             4.44680            4.53200
                  46             4.46061            4.54254
                  47             4.46579            4.55309
                  48             4.47227            4.56358
                  49             4.48444            4.57482
                  50             4.49250            4.58294
                  51             4.50393            4.59065
                  52             4.52426            4.59855
                  53             4.52942            4.60287
                  54             4.53358            4.60925
                  55             4.53565            4.61741
                  56             4.53717            4.62636
                  57             4.54086            4.63683
                  58             4.55260            4.64855
                  59             4.56094            4.65730
                  60             4.57206            4.66766
                  61             4.59076            4.67349
                  62             4.59548            4.67800
                  63             4.60013            4.68265
                  64             4.60478            4.69166
                  65             4.61001            4.69847
                  66             4.61326            4.70886
                  67             4.61842            4.71770
                  68             4.62259            4.72499
                  69             4.64541            4.73470
                  70             4.64997            4.73937
                  71             4.65517            4.74497
                  72             4.66032            4.75536
                  73             4.66509            4.76201
                  74             4.67123            4.77094
                  75             4.67556            4.78102
                  76             4.68101            4.78948
                  77             4.70567            4.79780
                  78             4.71048            4.80540
                  79             4.71619            4.81113
                  80             4.72223            4.81991
                  81             4.72765            4.83106
                  82             4.73253            4.83907
                  83             4.73879            4.85035
                  84             4.74489            4.85841
                  85             4.76993            4.86549
                  86             4.77528            4.87108
                  87             4.77999            4.87664
                  88             4.78614            4.88101
                  89             4.79095            4.89105
                  90             4.79437            4.89896
                  91             4.80019            4.90824
                  92             4.80531            4.91753
                  93             4.81043            4.92565
                  94             4.83385            4.93328
                  95             4.83976            4.94000
                  96             4.84459            4.94382
                  97             4.84983            4.94681
                  98             4.85441            4.95672
                  99             4.85853            4.96333
                 100             4.86402            4.97135
                 101             4.86876            4.98025
                 102             4.87206            4.98810
                 103             4.89611            4.99624
                 104             4.90087            5.00244
                 105             4.90525            5.00639
                 106             4.91022            5.01034
                 107             4.91452            5.01965
                 108             4.91879            5.02650
                 109             4.92336            5.03218
                 110             4.92792            5.04087
                 111             4.93193            5.04770
                 112             4.95333            5.05536
                 113             4.95877            5.06006
                 114             4.96171            5.06496
                 115             4.96724            5.07145
                 116             4.97086            5.07763
                 117             4.97530            5.08492
                 118             4.97961            5.09315
                 119             4.98391            5.10021
                 120             4.98891            5.10681
                 121             5.00855            5.11471
                 122             5.01296            5.11880
                 123             5.01781            5.12247
                 124             5.02195            5.13105
                 125             5.02609            5.13634
                 126             5.03051            5.14320
                 127             5.03494            5.15181
                 128             5.03865            5.15708
                 129             5.05710            5.16493
                 130             5.06111            5.16789
                 131             5.06510            5.17178
                 132             5.06891            5.17928
                 133             5.07231            5.18259
                 134             5.07726            5.18754
                 135             5.08006            5.19490
                 136             5.08393            5.19928
                 137             5.10026            5.20369
                 138             5.10204            5.20873
                 139             5.10609            5.21298
                 140             5.10879            5.21715
                 141             5.11233            5.22306
                 142             5.11514            5.22663
                 143             5.11951            5.23099
                 144             5.12278            5.23663
                 145             5.13459            5.23834
                 146             5.13755            5.24072
                 147             5.13905            5.24384
                 148             5.14154            5.24549
                 149             5.14377            5.24802
                 150             5.14486            5.25280
                 151             5.14802            5.25670
                 152             5.15065            5.25894
                 153             5.15267            5.26348
                 154             5.16098            5.26530
                 155             5.16360            5.26898
                 156             5.16477            5.26913
                 157             5.16583            5.26868
                 158             5.16769            5.27226
                 159             5.16880            5.27370
                 160             5.17145            5.27471
                 161             5.17231            5.27769
                 162             5.17249            5.27935
                 163             5.18051            5.28208
                 164             5.17991            5.28347
                 165             5.18100            5.28409
                 166             5.18140            5.28427
                 167             5.18258            5.28703
                 168             5.18339            5.28673
                 169             5.18459            5.28609
                 170             5.18504            5.28828
                 171             5.18542            5.28801
                 172             5.18843            5.28843
                 173             5.18836            5.28899
                 174             5.18774            5.28913
                 175             5.18900            5.29106
                 176             5.18840            5.28992
                 177             5.18891            5.28998
                 178             5.18905            5.29047
                 179             5.18920            5.28989
                 180             5.19009            5.28887
                 181             5.18819            5.28850
                 182             5.18833            5.28754
                 183             5.18844            5.28643
                 184             5.18780            5.28758
                 185             5.18756            5.28623
                 186             5.18620            5.28651
                 187             5.18707            5.28776
                 188             5.18645            5.28620
                 189             5.18731            5.28550
                 190             5.18593            5.28547
                 191             5.18462            5.28475
                 192             5.18441            5.28595
                 193             5.18324            5.28315
                 194             5.18320            5.28227
                 195             5.18277            5.28123
                 196             5.18233            5.28132
                 197             5.18265            5.27887
                 198             5.18035            5.27969
                 199             5.18107            5.28026
                 200             5.18030            5.27851
                 201             5.17849            5.27896
                 202             5.17693            5.27721
                 203             5.17673            5.27678
                 204             5.17613            5.27746
                 205             5.17517            5.27463
                 206             5.17568            5.27282
                 207             5.17396            5.27288
                 208             5.17378            5.27106
                 209             5.17354            5.26873
                 210             5.17146            5.26896
                 211             5.16915            5.26896
                 212             5.16786            5.26759
                 213             5.16749            5.26786
                 214             5.16637            5.26613
                 215             5.16671            5.26525
                 216             5.16518            5.26482
                 217             5.16411            5.26202
                 218             5.16409            5.26071
                 219             5.16259            5.25934
                 220             5.16224            5.25803
                 221             5.15784            5.25562
                 222             5.15607            5.25570
                 223             5.15595            5.25535
                 224             5.15504            5.25507
                 225             5.15412            5.25378
                 226             5.15288            5.25157
                 227             5.15235            5.25148
                 228             5.15144            5.24855
                 229             5.15088            5.24471
                 230             5.14930            5.24453
                 231             5.14395            5.24170
                 232             5.14362            5.24051
                 233             5.14214            5.23981
                 234             5.14009            5.23908
                 235             5.14123            5.23868
                 236             5.13867            5.23754
                 237             5.13809            5.23540
                 238             5.13738            5.23259
                 239             5.13593            5.23196
                 240             5.13494            5.22960
                 241             5.12885            5.22577
                 242             5.12773            5.22553
                 243             5.12629            5.22383
                 244             5.12555            5.22284
                 245             5.12439            5.22160
                 246             5.12226            5.22021
                 247             5.12263            5.22037
                 248             5.12078            5.21734
                 249             5.12007            5.21559
                 250             5.11895            5.21425
                 251             5.11298            5.21195
                 252             5.11255            5.21009
                 253             5.11034            5.20901
                 254             5.10969            5.20722
                 255             5.10893            5.20525
                 256             5.10744            5.20467
                 257             5.10641            5.20173
                 258             5.10427            5.20058
                 259             5.10431            5.20047
                 260             5.10286            5.19760
                 261             5.09825            5.19556
                 262             5.09582            5.19508
                 263             5.09518            5.19393
                 264             5.09444            5.19443
                 265             5.09263            5.19104
                 266             5.09196            5.18931
                 267             5.09088            5.18682
                 268             5.08979            5.18578
                 269             5.08942            5.18227
                 270             5.08654            5.18207
                 271             5.08187            5.18085
                 272             5.08050            5.17921
                 273             5.07980            5.17915
                 274             5.07840            5.17712
                 275             5.07838            5.17589
                 276             5.07657            5.17498
                 277             5.07523            5.17117
                 278             5.07487            5.16942
                 279             5.07309            5.16831
                 280             5.07233            5.16602
                 281             5.06671            5.16329
                 282             5.06461            5.16356
                 283             5.06471            5.16342
                 284             5.06400            5.16150
                 285             5.06258            5.16178
                 286             5.06126            5.15920
                 287             5.06092            5.15928
                 288             5.05949            5.15613
                 289             5.05814            5.15254
                 290             5.05741            5.15219
                 291             5.05149            5.14955
                 292             5.05151            5.14747
                 293             5.04970            5.14736
                 294             5.04775            5.14643
                 295             5.04918            5.14653
                 296             5.04633            5.14498
                 297             5.04576            5.14319
                 298             5.04443            5.14083
                 299             5.04376            5.14063
                 300             5.04273            5.13761
                 301             5.03751            5.13368
                 302             5.03611            5.13407
                 303             5.03481            5.13224
                 304             5.03448            5.13106
                 305             5.03304            5.13044
                 306             5.03107            5.12901
                 307             5.03181            5.12779
                 308             5.02970            5.12663
                 309             5.02910            5.12478
                 310             5.02831            5.12208
                 311             5.02240            5.12165
                 312             5.02142            5.12014
                 313             5.02037            5.11788
                 314             5.01932            5.11775
                 315             5.01797            5.11614
                 316             5.01728            5.11560
                 317             5.01620            5.11246
                 318             5.01452            5.11095
                 319             5.01420            5.11048
                 320             5.01282            5.10770
                 321             5.00822            5.10569
                 322             5.00600            5.10533
                 323             5.00536            5.10417
                 324             5.00463            5.10470
                 325             5.00287            5.10135
                 326             5.00220            5.09904
                 327             5.00113            5.09657
                 328             5.00007            5.09557
                 329             4.99969            5.09202
                 330             4.99654            5.09191
                 331             4.99220            5.09158
                 332             4.99085            5.08970
                 333             4.99046            5.08996
                 334             4.98869            5.08786
                 335             4.98801            5.08690
                 336             4.98693            5.08621
                 337             4.98552            5.08221
                 338             4.98545            5.07952
                 339             4.98332            5.07890
                 340             4.98256            5.07632
                 341             4.97711            5.07324
                 342             4.97464            5.07380
                 343             4.97466            5.07386
                 344             4.97327            5.07220
                 345             4.97254            5.07208
                 346             4.97111            5.06926
                 347             4.97103            5.06714
                 348             4.96921            5.06623
                 349             4.96786            5.06233
                 350             4.96725            5.06049
                 351             4.96080            5.05938
                 352             4.96008            5.05779
                 353             4.95897            5.05580
                 354             4.95686            5.05611
                 355             4.95686            5.05586
                 356             4.95607            5.05307
                 357             4.95460            5.05256
                 358             4.95324            5.04990
                 359             4.95281            5.04994
                 360             4.95118            5.04675